                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                  Lisa M. Weber
          Chairman of the Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, Chairman of the Board, President and Chief Executive Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2009.

                                          /s/ Lisa M. Weber
                                          --------------------------------------
                                          Lisa M. Weber

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2009.


                                          /s/ Michael K. Farrell
                                          --------------------------------------
                                          Michael K. Farrell

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                James L. Lipscomb
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, James L. Lipscomb, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of July, 2009.


                                          --------------------------------------
                                          James L. Lipscomb

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2009.


                                          /s/ William J. Mullaney
                                          --------------------------------------
                                          William J. Mullaney

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               Eric T. Steigerwalt
                  Director, Senior Vice President and Treasurer

     KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, a director, Senior Vice President and Treasurer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2009.

                                           /s/ Eric T. Steigerwalt
                                           -------------------------------------
                                           Eric T. Steigerwalt

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Stanley J. Talbi
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 2009.


                                          /s/ Stanley J. Talbi
                                          --------------------------------------
                                          Stanley J. Talbi

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Michael J. Vietri
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Vietri, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 2009.


                                          /s/ Michael J. Vietri
                                          --------------------------------------
                                          Michael J. Vietri

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                               William J. Wheeler
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Wheeler, a director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 2009.


                                          /s/ William J. Wheeler
                                          --------------------------------------
                                          William J. Wheeler

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2009.


                                          /s/ Peter M. Carlson
                                          --------------------------------------
                                          Peter M. Carlson

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                                 Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, a Vice President of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One (Class C File No. 333-96795, Class L and Class L - 4 Year File No. 333-96785, Class XC File No. 333-96777, Class VA, Class AA, and Class B File No. 333-96773, Class A File No. 333-96775, First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174),

     . MetLife Investors Variable Annuity Account One (Class C File No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C File No. 333-______, Class A File No. 333-_______, Class L and Class L - 4 Year File No. 333-______, Class VA, Class AA, and Class B File No. 333-________, Class XC File No. 333-_________, Navigator-Select
          Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-_________, COVA Series A File No. 333-______, COVA Variable Annuity and Premier Advisor File No. 333-_________),

     . MetLife Investors Variable Life Account One (Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-83165, Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-________, Custom Select and Russell Select Variable Life File No. 333-_________, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-________, Single Premium Variable Life File No. 333-________),

     . MetLife Investors Variable Annuity Account Five (Class C File No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, COVA Series A File No. 333-138572, COVA Variable Annuity and Premier Advisor File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL Variable Life File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint and Last Survivor Variable Life File No. 333-138573, Single Premium Variable Life File No. 333-138576)

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II and Met Flex GVUL D File No 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III and Met Flex GVUL C File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint and Last Survivor Variable Life File No. 333-133698 and Individual Variable Life File No. 333-133672).

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2009.


                                          /s/ James J. Reilly
                                          --------------------------------------
                                          James J. Reilly